                                                                    Exhibit 10.2

                            LINKAGE SOLUTIONS, INC.

                           1999 STOCK INCENTIVE PLAN

1.   Purpose
     -------

     The purpose of this 1999 Stock Incentive Plan (the "Plan") of Linkage Solutions, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Linkage Solutions, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant."

3.   Administration, Delegation
     --------------------------

     a.   Administration by Board of Directors.  The Plan will be administered
          ------------------------------------
by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     b.   Delegation to Executive Officers.  To the extent permitted by
          --------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     c.   Appointment of Committees.  To the extent permitted by applicable law,
          -------------------------
the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board may appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of
Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.   Stock Available for Awards
     --------------------------

     a.   Number of Shares.  Subject to adjustment under Section 4(c), Awards
          ----------------
may be made under the Plan for up to 1,500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b.   Per-Participant Limit.  Subject to adjustment under Section 4(c), for
          ---------------------
Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 750,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

     c.   Adjustment to Common Stock.  In the event of any stock split, stock
          --------------------------
dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of security and exercise price per share subject to each outstanding Option, (iv) the repurchase price per security subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and
appropriate.   If this Section 4(c)
applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.   Stock Options
     -------------

     a.   General.  The Board may grant options to purchase Common Stock (each,
          -------
an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

     b.   Incentive Stock Options.  An Option that the Board intends to be an
          -----------------------
"incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     c.   Exercise Price.  The Board shall establish the exercise price at the
          --------------
time each Option is granted and specify it in the applicable option agreement.

     d.   Duration of Options.  Each Option shall be exercisable at such times
          -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e.   Exercise of Option.  Options may be exercised only by delivery to the
          ------------------
Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     f.   Payment Upon Exercise.  Common Stock purchased upon the exercise of an
          ----------------------
Option granted under the Plan shall be paid for as follows:

          i.    in cash or by check, payable to the order of the Company;

          ii. except as the Board may otherwise provide in an Option Agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or by delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          iii. to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

          iv.   by any combination of the above permitted forms of payment.

6.   Restricted Stock
     ----------------

     a.   Grants.  The Board may grant Awards entitling recipients to acquire
          ------
shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     b.   Terms and Conditions.  The Board shall determine the terms and
          --------------------
conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Other Stock-Based Awards
     ------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   General Provisions Applicable to Awards
     ---------------------------------------

     a.   Transferability of Awards.  Except as the Board may otherwise
          -------------------------
determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b.   Documentation.  Each Award under the Plan shall be evidenced by a
          -------------
written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     c.   Board Discretion.  Except as otherwise provided by the Plan, each type
          ----------------
of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d.   Termination of Status.  The Board shall determine the effect on an
          ---------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     e.   Acquisition Events
          ------------------

          i.   Consequences of Acquisition Events.  Upon the occurrence of an
               -----------------------------------
Acquisition Event (as defined below), each outstanding Option or Award shall be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation, provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code, unless the successor corporation refuses to assume or substitute for the Option or Award, in which case (i) the Participant shall have the right to exercise the Option in full, including with respect to shares of Common Stock as to which it would not otherwise be exercisable, (ii) all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event, and (iii) any other stock-based Awards outstanding shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event. If an Option or Award is exercisable in lieu of assumption or substitution in the event of an Acquisition Event, the Board shall notify the Participant in writing or electronically that the Option or Award shall be fully exercisable for a period of not less than forty-five
(45) days from the date of such notice, and the Option or Award shall terminate upon the expiration of such period.

     Each Option or other Award assumed or substituted pursuant to the immediately preceding paragraph shall include a provision to the effect that such Option or Award shall become immediately exercisable (or vested) in full if, on or prior to the first anniversary of the Acquisition Event, the Participant terminates his or her employment for Good Reason or is terminated without Cause by the surviving or acquiring corporation. "Good Reason" shall mean any significant diminution in the optionee's title, authority or responsibilities from and after such Acquisition Event or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event. "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

     An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

          ii.  Assumption of Options Upon Certain Events.  The Board may grant
               ------------------------------------------
Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     f.   Withholding.  Each Participant shall pay to the Company, or make
          -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     g.   Amendment of Award.  The Board may amend, modify or terminate any
          ------------------
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     h.   Conditions on Delivery of Stock.  The Company will not be obligated to
          -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     i.   Acceleration.  The Board may at any time provide that any Options
          ------------
shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.   Miscellaneous
     -------------

     a.   No Right To Employment or Other Status.  No person shall have any
          --------------------------------------
claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     b.   No Rights As Stockholder.  Subject to the provisions of the applicable
          ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

     c.   Effective Date and Term of Plan.  The Plan shall become effective on
          -------------------------------
the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     d.   Amendment of Plan.  The Board may amend, suspend or terminate the Plan
          -----------------
or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

     e.   Stockholder Approval.  For purposes of this Plan, stockholder approval
          --------------------
shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

     f.   Governing Law.  The provisions of the Plan and all Awards made
          -------------
hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                            LINKAGE SOLUTIONS, INC.

                       Incentive Stock Option Agreement
                    Granted Under 1999 Stock Incentive Plan
                    ---------------------------------------

1.   Grant of Option.
     ---------------

     This agreement evidences the grant by Linkage Solutions, Inc., a Delaware corporation (the "Company"), on[________, ____] (the "Grant Date") to [___________________], an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a total of [__________________] shares of common stock, $.01 par value per share, of the Company ("Common Stock") (the "Shares") at $[__________] per Share.

     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant," as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Linkage Solutions, Inc. as defined in Section 424(f) of the Code.

2.   Vesting Schedule.
     ----------------

     Except as otherwise provided in this agreement, this option shall vest and become exercisable in installments (each, an "installment"). During each exercise period indicated in the table below, this option shall be exercisable as to not more than the percentage of the total number of shares subject to this option indicated in the table below. No installment shall be exercisable after the fifth anniversary of the vesting date of such installment (each, an "Installment Expiration Date"), except as otherwise provided in Section 3(d) below. If, after the respective Installment Expiration Date, an installment shall for any reason not have been exercised in full (except as otherwise provided in Section 3(d) below), the option shall be deemed to have expired with respect to the unpurchased shares in such installment.

                                           Percentage of Shares as to
        Installment Exercise Period       Which Option is Exercisable
        ---------------------------       ----------------------------
        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%


     The right of exercise shall be cumulative so that if any installment is not exercised to the maximum extent permissible during the respective installment exercise period, it shall continue to be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the respective Installment Expiration Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     ------------------

     (a) Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (b) Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company.  If the Participant
         --------------------------------------------
ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the final Installment Expiration Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the final Installment Expiration Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability.  If the Participant dies or
         ----------------------------------------
becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Installment Expiration Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the final Installment Expiration Date.

     (e) Discharge for Cause.  If the Participant, prior to the final
         -------------------
Installment Expiration Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, noncompetition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.   Disqualifying Disposition.
     -------------------------

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                LINKAGE SOLUTIONS, INC.



Dated: ___________________      By: __________________________________

                                Name: ________________________________

                                Title: _______________________________

                           PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                              PARTICIPANT:



                              ________________________________________
                              Name:    _______________________________
                              Address: _______________________________
                                       _______________________________
                                       _______________________________

                            LINKAGE SOLUTIONS, INC.

                      Nonstatutory Stock Option Agreement
                    Granted Under 1999 Stock Incentive Plan
                    ---------------------------------------


1.   Grant of Option.
     ---------------

     This agreement evidences the grant by Linkage Solutions, Inc., a Delaware corporation (the "Company"), on [___________, _____] (the "Grant Date") to [__________________], an [employee], [consultant], [director] of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a total of [__________________] shares of common stock, $.01 par value per share, of the Company ("Common Stock") (the "Shares") at $[__________] per Share.

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant," as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Linkage Solutions, Inc. as defined in Section 424(f) of the Code.

2.   Vesting Schedule.
     ----------------

     Except as otherwise provided in this agreement, this option shall vest and become exercisable in installments (each, an "installment"). During each exercise period indicated in the table below, this option shall be exercisable as to not more than the percentage of the total number of shares subject to this option indicated in the table below. No installment shall be exercisable after the fifth anniversary of the vesting date of such installment (each, an "Installment Expiration Date"), except as otherwise provided in Section 3(d) below. If, after the respective Installment Expiration Date, an installment shall for any reason not have been exercised in full (except as otherwise provided in Section 3(d) below), the option shall be deemed to have expired with respect to the unpurchased shares in such installment.

                                           Percentage of Shares as to
        Installment Exercise Period       Which Option is Exercisable
        -------------------------------   ----------------------------
        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%


        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%

        On or after ________, ____
        but prior to ________, ____                     ___%

     The right of exercise shall be cumulative so that if any installment is not exercised to the maximum extent permissible during the respective installment exercise period, it shall continue to be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the respective Installment Expiration Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     ------------------

     (a) Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (b) Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company.  If the Participant
         --------------------------------------------
ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the final Installment Expiration Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the final Installment Expiration Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability.  If the Participant dies or
         ----------------------------------------
becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the final Installment Expiration Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the final Installment Expiration Date.

     (e) Discharge for Cause.  If the Participant, prior to the final
         -------------------
Installment Expiration Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, noncompetition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.


     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              LINKAGE SOLUTIONS, INC.



Dated: ___________________    By: ______________________________

                              Name: ____________________________

                              Title: ___________________________

                           PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                              PARTICIPANT:



                              ________________________________________
                              Name:    _______________________________
                              Address: _______________________________
                                       _______________________________
                                       _______________________________